EXHIBIT 10.30

EXTENSION AGREEMENT
272102	Date: 2-16-08

By mutual agreement, the attached Note No. 272102 (the "Note") is hereby changed and/or extended as follows:

1. The remaining balance of payments in the amount of $97,986.02, originally due on or before 2-16-08, are now due on 08-16-2008.

2. The unpaid principal balance shall continue to bear interest until paid in full. The interest rate ☒ will remain the same; or ☐ is hereby changed to _________________% per annum from and after the date of the Agreement. (mark one)

3. ADDITIONAL TERMS	Allow time to get plant built

4. This Extension Agreement does not in any way satisfy or cancel the Note. Except as specifically amended hereby, all other terms of the Note remain in full force and effect. Any security interest or lien granted by the Debtor(s) in any real or personal property which secures Debtor(s) obligation under the terms of the Note shall remain in full force and effect and shall secure the obligations of the Debtor(s) under the terms of the Note as amended by this Extension Agreement.

AMERICAN STATE BANK		Southern Iowa BioEnergy, LLC
OSCEOLA, IOWA 50213		BY SIGNING BELOW, YOU AGREE TO THE TERMS OF
LAMONI, IOWA 50140		AND ACKNOWLEDGE RECEIPT OF A COPY OF THIS
EXTENSION AGREEMENT
By	/s/ Kevin W. Klemesrud

/s/ Bill Higdon /s/ Leon Kessel /s/ William Morain
Debtor

/s/ Alan Elefson /s/ Jack Cooley /s/ J. R. Cornett
Co-Debtor

EXTENSION AGREEMENT

272982	Date: 2-16-08

By mutual agreement, the attached Note No. 272982 (the "Note") is hereby changed and/or extended as follows:

1. The remaining balance of payments in the amount of $50,040.00, originally due on or before 2-16-08, are now due on 08-16-2008.

2. The unpaid principal balance shall continue to bear interest until paid in full. The interest rate ☒ will remain the same; or ☐ is hereby changed to _________________% per annum from and after the date of the Agreement. (mark one)

3. ADDITIONAL TERMS	Allow time to get plant built

4. This Extension Agreement does not in any way satisfy or cancel the Note. Except as specifically amended hereby, all other terms of the Note remain in full force and effect. Any security interest or lien granted by the Debtor(s) in any real or personal property which secures Debtor(s) obligation under the terms of the Note shall remain in full force and effect and shall secure the obligations of the Debtor(s) under the terms of the Note as amended by this Extension Agreement.

AMERICAN STATE BANK		Southern Iowa BioEnergy, LLC
OSCEOLA, IOWA 50213		BY SIGNING BELOW, YOU AGREE TO THE TERMS OF
LAMONI, IOWA 50140		AND ACKNOWLEDGE RECEIPT OF A COPY OF THIS
EXTENSION AGREEMENT
By	/s/ Kevin W. Klemesrud
/s/ Bill Higdon /s/ Leon Kessel /s/ William Morain
Debtor

/s/ Alan Elefson /s/ Jack Cooley /s/ J. R. Cornett
Co-Debtor